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                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         Each person whose signature appears below authorizes Michael Williams, Chairman of the Board, or Paul Skubic, President, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 1999 Harris Preferred Capital Corporation Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.



         /s/                                   /s/
         ----------------------------          -------------------------------
         David Blockowicz                      Paul R. Skubic
         Director                              Director



         /s/                                   /s/
         ----------------------------          -------------------------------
         Frank M. Novosel                      Delbert Wacker
         Director                              Director



         /s/                                   /s/
         ----------------------------          -------------------------------
         Thomas R. Sizer                       Michael D. Williams
         Director                              Director